                                                                 EXHIBIT 10.1.26

                     AGREEMENT TO RELINQUISH STOCK OPTIONS

      THIS AGREEMENT is made and entered into to be effective for all purposes as of June 25, 1998, by and among Newriders, Inc., a Nevada Corporation (the "Company"), John Martin ("Martin"), William Nordstrom ("Nordstrom"), William Prather ("Prather"), Wayne Knyal ("Knyal") and Daniel Gallery ("Gallery") with respect to the following facts:

      A.    Martin is the Chairman of the Company's Board of Directors.

      B. Nordstrom is the Executive Vice President for Finance and Administration and a member of the Board of Directors of the Company.

      C. Prather is the Chief Executive Officer and a member of the Board of Directors of the Company.

      D. Knayl and Gallery are members of the Board of Directors of the Company.

      E. Each of Martin, Nordstrom, Prather, Knyal and Gallery (collectively, the Optionees), hold options to purchase shares of the Company's Common Stock.

      F. The Company is or is about to become a party to several agreements including (i) the Stock Contribution Agreement among the Company, Easyriders, Inc., a wholly owned subsidiary of the Company to be formed, Paisano Publications, Inc., Easyriders of Columbus, Inc., Easyriders Franchising, Inc., Teresi, Inc., Bros Club, Inc., Associated Rodeo Riders On Wheels and Joseph Teresi; (ii) the LLC Interest Contribution Agreement among the Company, Easyriders, Inc., Martin, Prather, Marna Prather and M & B Restaurants, L.C.; and (iii) the Agreement and Plan of Merger and Reorganization among the Company, Easyriders, Inc. and Easyriders Sub, Inc., (collectively, the "Reorganization Documents").

      G. The purpose of the Reorganization Documents is to accomplish a reorganization of the Company as therein described (the "Reorganization").

      H. In order to facilitate the Reorganization, the Optionees are willing, concurrently with the consummation of the Reorganization, to relinquish certain options that they have to acquire stock of the Company.

      NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

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     1.   Agreement to Relinquish Options. The Optionees hereby agree that concurrently with and conditioned upon the consummation of the Reorganization, they will relinquish the following options to acquire shares of common stock of the Company:

Optionee            # of Options Relinquished          Source of Options
--------            -------------------------          -----------------
Martin                        500,000                  Agreement 3/11/97
Martin                      1,500,000                  Agreement 7/2/97

Nordstrom                     500,000                  Agreement 8/22/97

Prather                       750,000                  Agreement _______

Knyal                          20,000                  Agreement 7/16/97

Gallery                        20,000                  Agreement 7/16/97

     2. Entire Agreement. This Agreement and items incorporated herein contain all of the agreements of the Parties hereto with respect to the matters contained herein; and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Agreement may be amended or modified in any manner whatsoever except by an agreement in writing signed by duly authorized representatives of each of the Parties hereto.

     3. Counterparts. This Agreement may be executed in one or more counter-parts and such counterparts taken together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective for all purposes as of the date first hereinabove written.



Newriders, Inc., a
Nevada corporation



By /s/ WILLIAM N. NORDSTROM
   ------------------------------
       William N. Nordstrom
       Executive Vice President
       Finance and Administration


   /s/ JOHN MARTIN
   ------------------------------
       John Martin




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
/s/   WILLIAM NORDSTROM
-----------------------------
      William Nordstrom


/s/    WILLIAM PRATHER
-----------------------------
       William Prather


/s/      WAYNE KNYAL
-----------------------------
         Wayne Knyal


/s/    DANIEL GALLERY
-----------------------------
       Daniel Gallery





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